                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12


                             NYMEX HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           MITCHELL STEINHAUSE (STEN)

         Mitchell Steinhause has been the Exchange Vice Chairman for the past four years and a member of the Exchange since 1975, working as a floor broker for 15 years and, for the last 12 years as a local. He received his bachelor of arts degree from the University of Pittsburgh and holds a master of business administration in accounting from St. John's University.

         Mr. Steinhause was first elected to the board in 1992 and has been a member of the executive committee for the past 10 years. Mr. Steinhause says it is his practical approach to committee work and problem solving that resulted in accomplishing many significant projects to be successful during his board tenure.

         He says, "My involvement with Exchange projects have been extensive over my 12 years on the board. I served on the NYMEX/COMEX negotiating committee and played an integral role on the project management committee in the construction of our present building. As chairman of the member benefits committee, I take great pride in having introduced many of the benefits we enjoy today."

         Mr. Steinhause currently serves as chairman of the facilities committee, business conduct committee, and equity holders committee and is a member of the compliance review, local advisory, and COMEX governors committee. He was the vice chairman of the finance committee for 7 years.

         Mr. Steinhause says, "Each year the challenge to NYMEX grows. New technology allows electronic trading systems to attack our open outcry system. I'm a firm believer in our method of trading which provides liquidity and transparency that cannot be rivaled. It provides a marketplace where all of our constituents, FCMs, oil companies, floor brokers and locals can most efficiently accomplish their business."

         Mr. Steinhause points out that despite his veteran service, he has remained open to innovative ideas as well, in supporting the Exchange's restructuring into a for-profit corporation and in listening to customer needs and responding by providing them with TAS, LOX and EFS. He says, "The ability to listen to our membership is my greatest value to the Exchange. The ability to adapt to change is most important and I believe I have proved that I have done that over my 29 years as a member."

I, Mitchell Steinhause, am the beneficial owner of 1 share of common stock of NYMEX Holdings, Inc., and 1 Class A membership in New York Mercantile Exchange, Inc.

A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

                                 MITCHELL STERN
                                     ("MJS")

                                      LOCAL

         I have worked on the floor of the Exchange for over 25 years. I have been a member of COMEX since 1982 and a member of NYMEX since 1991. The Exchange has provided my family with a very nice lifestyle, and I would like to contribute to its future growth.

         At this time in particular it is important to leverage our dominant position in the marketplace. The Exchange must work hard and continue to offer new products and services as the industry changes. The open outcry system represents one of NYMEX's greatest assets and as such must be protected. As a Local representative on the Board, I will help ensure that asset.

         My primary purpose in running for the Board is to improve communication between the Floor and the Board. My voice on the Board will be the voice of a floor trader and I will be committed to making sure that voice is heard.

         Thank you for your cooperation and support.

I, MITCHELL STERN, AM THE BENEFICIAL OWNER OF ONE (1) SHARE OF COMMON STOCK OF NYMEX HOLDINGS, INC. AND ONE (1) CLASS A MEMBERSHIPS IN NEW YORK MERCANTILE EXCHANGE, INC.

A PROXY STATEMENT CONTAINING IMPORTANT INFORMATION ABOUT THE ELECTION OF DIRECTORS OF NYMEX HOLDINGS, INC. AND OTHER MATTERS WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO THE STOCKHOLDERS OF NYMEX HOLDINGS PRIOR TO NYMEX HOLDINGS' ANNUAL MEETING OF STOCKHOLDERS SCHEDULED FOR MARCH 16,2004. YOU ARE ENCOURAGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE. WHEN IT IS FILED WITH THE SEC, THE PROXY STATEMENT, AS WELL AS ALL OF NYMEX HOLDINGS' SEC FILINGS, CAN BE OBTAINED FREE OF CHARGE FROM THE SEC'S WEBSITE AT WWW.SEC.GOV. COPIES MAY ALSO BE OBTAINED FREE OF CHARGE FROM THE OFFICE OF CORPORATE GOVERNANCE OF NYMEX HOLDINGS.

                             Kenneth Garland (Cash)

         Kenneth Garland has served on the board of directors for the past three years. He has been a member of the New York Mercantile Exchange for the past 23 years. He started as a local in 1981, and acted as a floor broker in 1982 and 1983. Since purchasing his seat in 1983, he has exclusively traded as a local trader, concentrating most of his time in the gasoline ring.

         Mr. Garland feels that he is uniquely qualified for re-election to this board position based on his successful board experience as well as his extensive committee experience. He currently serves on the following committees:

         - Floor Committee (Chairman 2003- present, Vice Chairman 1999-2003, Ring Chairman 1997-1999, member since 1984)

         - Settlement Committee (Chairman 2003-2004, Vice Chairman 1999-2003, Ring Coordinator 1997-1999, member since 1986)

         -        Petroleum Products Advisory (Chairman 2001-2004, member since
                  1987)

         -        Local advisory (2000 through the present)

         -        Arbitration (1983 through the present, Chairman 2001-2003)

         - Adjudication (1989 through the present, including serving as panel chairman since 1997)

         -        Security (2002- present)

         -        Compliance Review (2003- present)

         -        E-miNY Steering Committee (2002-present)

         Mr. Garland was also recommended by the Exchange in 1994 to represent it on the National Futures Association membership appeals subcommittee, a position he continues to hold to this day. He is a past member of the business conduct, appeals committee, and membership committee and also served two terms on the Exchange's nominating committee.

         Mr. Garland cites his varied and extensive committee experience as something that has put him in key decision-making roles with both floor traders and the off-the-floor trading community. His leadership of the Petroleum Advisory Committee has helped the Exchange weather the MTBE - Ethanol issue in 2003, and helped ensure a strong, vibrant gasoline contract. He feels this expertise and skill set will continue to enable him to make a difference in shaping the quality and integrity of the trading environment.

         Mr. Garland says not only his committee activity, but also his observations over 20 years of Exchange membership, have prepared him to make and continue making valuable contributions to the board. He says, "I have witnessed constant evolution at the Exchange. Every time the Exchange changed anything, such as leaded gas to unleaded, contract specifications, settlement rules, etc., the members were always concerned about the future, but these changes all led to success and growth."

         "As technology changes, we have to continue to adapt. Everyone knows me as one of the staunchest defenders of open outcry, but our electronic platform has become and will continue to be an integral part of our trading environment. These systems coupled with our strong open outcry system will help us continue our leadership role in the energy markets and keep our competition at bay. We must continue investigating strategic initiatives in order to increase our market share and expand our product line."

         He also believes the board must bear more fiscal responsibility than ever before and, as a fiscal conservative, will continue to meet that expectation. He says, "Tough decisions will have to be made in order to continue the growth and vitality of our exchange."

         Most importantly, he urges members to continue to take a positive approach to the future. "Our seat prices and lease prices are strong because our outlook is strong. I believe there are continued opportunities to aggressively pursue new contracts as well as new business ventures. The next few years will be critical to the Exchange's continued expansion, and I will continue to be an important voice for the membership-both on and off- the-floor - in the process."

I, Kenneth Garland, am the beneficial owner of 1 share of common stock of NYMEX Holdings, Inc., and 1 Class A membership in New York Mercantile Exchange, Inc.

A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

                                ROBERT H. STEELE
                                 138 RIVER ROAD
                            ESSEX, CONNECTICUT 06426

                                                                   March 1, 2004

Dear NYMEX Stockholder,

         My name is Bob Steele. I am running for reelection as a Public Director of NYMEX and would like to ask for your support.

         I was first elected to the Board in 1988 and have served for a total of nine years, working closely with three different Chairmen and having the opportunity to contribute to the Exchange's remarkable growth over that period. I believe the Exchange's best years lie ahead, however, and that there are even greater opportunities for public directors to contribute in the future.

         As you know, the role of Public Director has become increasingly important at NYMEX because of the Sarbanes-Oxley Act, which requires greater accountability and independence on the part of corporate boards. Accordingly, NYMEX's public directors have been assigned to serve on three new Board committees dealing with audit, compensation, and governance, and these committees have been given broad responsibilities in their respective areas.

         I believe my experience in business and government, my knowledge of NYMEX, and my independence uniquely qualify me to assist the Exchange in each of these areas. Equally important, I want you to know that I appreciate the opportunity to be associated with NYMEX and that I have developed a healthy respect for the people and the skills that make the Exchange so successful.

         I think most outsiders tend to wonder how open outcry can possibly survive in the electronic age. I believe, however, that the more one comes to understand the open outcry system, the more one comes to appreciate its value. This was certainly true of U.S. Senator Dick Lugar. After studying the subject, Senator Lugar stated:

         I HAVE COME TO THE CONCLUSION THAT THE OPEN OUTCRY METHOD OF TRADING BRINGS TOGETHER A CONGREGATION OF INTERESTS WHICH RESULTS IN THE MOST EFFICIENT PRICING OF VALUE, AT A GIVEN POINT IN TIME, OF OUR FINANCIAL AND NATURAL RESOURCES.

         I agree with that conclusion as it relates to NYMEX, and I hope to have the opportunity to continue to work with you to build the Exchange into an even more efficient and dominant market force in the future.

         Sincerely,

        /s/ Bob Steele

         ROBERT H. STEELE, 65, is Vice Chairman of John Ryan Company, an international financial services marketing firm, and is Director of the Merlin Financial Center in Stamford, Connecticut. The Merlin Center is a widely acclaimed research, development, and concept center established by John Ryan Company to help senior bank, brokerage, and insurance executives focus on the future of retail financial distribution.

         A former banker, Mr. Steele has been a frequent speaker at banking conferences in the U.S. and abroad, and is recognized as a leading pioneer and innovator in bank marketing, product development, and bank branch design. He currently serves on four corporate boards and is Chairman of the Board of Moore Medical Corporation, a national distributor of Pharmaceuticals and medical supplies.

         Mr. Steele was a U.S. Congressman (Second District, CT) from 1970-1974. While in Congress, he served on the House Foreign Affairs Committee, was the ranking minority member of the Latin American Subcommittee, and chaired or co-chaired Congressional Task Forces on International Drug Trafficking and Problems of the Aging. Following Congress, he was appointed Chairman of the Social Security Committee of the White House Conference on Aging.

         Mr. Steele is a graduate of Amherst College and earned an M.A. in Government and the Certificate of the Russian Institute from Columbia University. He served as a Soviet affairs specialist in the Central Intelligence Agency from 1963-1968. He was a visiting lecturer in government at the United States Coast Guard Academy and is the recipient of an honorary Doctor of Laws degree from Sacred Heart University in Connecticut.

         Bob Steele and his wife, Betsy, have four grown children and live in Essex, Connecticut.

I, ROBERT H. STEELE, AM THE BENEFICIAL OWNER OF 0 SHARES OF COMMON STOCK OF NYMEX HOLDINGS, INC. AND 0 CLASS A MEMBERSHIPS IN NEW YORK MERCANTILE EXCHANGE, INC.

A PROXY STATEMENT CONTAINING IMPORTANT INFORMATION ABOUT THE ELECTION OF DIRECTORS OF NYMEX HOLDINGS, INC. AND OTHER MATTERS WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO THE STOCKHOLDERS OF NYMEX HOLDINGS PRIOR TO NYMEX HOLDINGS' ANNUAL MEETING OF STOCKHOLDERS SCHEDULED FROM MARCH 16, 2004. YOU ARE ENCOURAGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE. WHEN IT IS FILED WITH THE SEC, THE PROXY STATEMENT, AS WELL AS ALL OF NYMEX HOLDINGS' SEC FILINGS, CAN BE OBTAINED FREE OF CHARGE FROM THE SEC'S WEBSITE AT WWW.SEC.GOV. COPIES MAY ALSO BE OBTAINED FREE OF CHARGE FROM THE OFFICE OF CORPORATE GOVERNANCE OF NYMEX HOLDINGS.

[PICTURE OF HARVEY GRALLA]

My name is HARVEY GRALLA. I am running for the board in the category of Equity Holder and would appreciate your vote.

I, HARVEY GRALLA AM THE BENEFICIAL OWNER OF 1 SHARE OF COMMON STOCK OF NYMEX HOLDINGS, INC., AND 1 CLASS A MEMBERSHIP IN NEW YORK MERCANTILE EXCHANGE, INC.

A PROXY STATEMENT CONTAINING IMPORTANT INFORMATION ABOUT THE ELECTION OF DIRECTORS OF NYMEX HOLDINGS, INC. AND OTHER MATTERS WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO THE STOCKHOLDERS OF NYMEX HOLDINGS PRIOR TO NYMEX HOLDINGS, ANNUAL MEETING OF STOCKHOLDERS SCHEDULED FOR MARCH 16,2004. YOU ARE ENCOURAGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE. WHEN IT IS FILED WITH THE SEC, THE PROXY STATEMENTS, AS WELL AS ALL OF NYMEX HOLDINGS' SEC FILINGS, CAN BE OBTAINED FREE OF CHARGE FROM THE SEC'S WEBSITE AT WWW.SEC.GOV. COPIES MAY ALSO BE OBTAINED FREE OF CHARGE FROM THE OFFICE OF CORPORATE GOVERNANCE OF NYMEX HOLDINGS.

Harvey Gralla / ABBA

I received my BBA from Baruch College of Business Administration. I was awarded a New York State Scholarship upon graduation from high school for scoring in the top 5% in a state wide exam.

I am married for 36 years, have 4 children and 14 grandchildren. My son is currently a floor trader.

I began my business career in the Life Insurance field and received a C.L.U. degree. Through business associates I met traders, did business with them, and became fascinated with the trading floor. In 1980, at age 36, I changed careers, purchased a seat on the NYMEX and traded on the floor for 17 years. Presently, I am a equity holder on the NYMEX - and am an active off the floor trader in the NYMEX energy complex. Floor traders who know me for the past 24 years, know me to be a person of integrity, honesty, and with very good business sense .

I am running for a position on the board in the category of equity holder. I strongly feel that as an experienced floor trader and off the floor trader, I can contribute to the ongoing success of NYMEX. As I live close to the Exchange, I plan to attend all board meetings and make myself available, at anytime on any day, to the equity holders, floor brokers and off the floor members. I know that I can be sensitive to the business needs of the entire NYMEX membership. I strongly feel that the membership must have complete trust in its board and be fully informed of all ongoing exchange issues for us to be an effective organization.

I am very humbled by the support of many members who have committed to themselves to vote for me. If elected, I hereby commit myself to earn your continued support and trust on a daily basis.

I, Harvey Gralla am the beneficial owner of 1 share of common stock of NYMEX Holdings, Inc. and 1 Class A membership in the New York Mercantile Exchange, Inc.

A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filled with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to Nymex Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov.Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holding

My name is Harvey Gralla and most of you know me as ABBA or Harvey Abba

I am running for a position on the board in the category of equity holder. I strongly feel that as an experienced floor trader and off the floor trader I can contribute to the success of NYMEX.

As I live close to the Exchange I plan to be at all the board meetings and serve on any administrative and financial committees that have a direct impact on our business. By my presence on the Exchange, I will make myself available to both the equity holders and the floor people and work directly with you. Being a former floor trader and still trading the energy complex, I know I can be sensitive and responsive to the needs of both groups.

In addition, I strongly feel that the membership must have complete trust in its board and be fully informed on all the issues brought before the Board. I don't think that a quick summary of exchange issues printed in the NYMEX newsletter is sufficient information for the shareholders. I would like to see more details transmitted to all our shareholders. Spotty attendance at board meetings and lack of information of a Board members voting record is no longer acceptable. Attendance and voting records of Board members should be posted after every meeting. If elected, I commit to you that I will physically attend every Board meeting, be present and participate at every committee meeting, and make my position and voting record known to all.

I would be interested in meeting with the individual members to discuss their concerns and to have feedback regarding issues of the exchange.

I am convinced that with the new technological advancements, electronic routing of orders to the trading pits can compete with, and do a better job then electronic trading.
{Exploring our ability to maximize order flow to facilitate trade execution so that we can add liquidity to the market and compete with on line trading more efficiently ]

Lack of new products and electronic competition ...just mentioning two are issues that concerns the floor and will impact the future of our business.

I feel strongly that I will be an independent voter and at the same time be able to work together with my fellow board members to accomplish the best results for the members of the exchange.

I,Harvey Gralla am the beneficial owner of 1 share of common stock of NYMEX Holdings,Inc. and 1 Class A membership in the New York Mercantile Exchange, Inc. A proxy statement containing important information about the election of directors of NYMEX Holdings,Inc.and other matters will be filled with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to Nymex Holdings' Annual Meeting of Stockholders scheduled for March 16,2004, You are encouraged to read the proxy statement when it becomes available.When it is filed with the SEC, the proxy statements, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holding.

                                STEPHEN L. FORMAN

Dear NYMEX Member:

Although I am running unopposed in the Trade category, I want to take this opportunity to reflect back on the last two years as a member of the Board of Directors and thank you for the privilege to serve such a dynamic organization.

As I stated two years ago, my agenda is clear. It is to preserve NYMEX as the premier marketplace for price dissemination of energy and metals related product lines.

The many initiative's supported by the Board over the past two years is a clear indication of the depth of knowledge and commitment received each and every day from the senior management and staff of NYMEX.

New products being launched for both trading and clearing are answering the call of credit concerns within the energy merchant community. The foundation of the NYMEX Clearing system along with their valued clearing members strengthen our abilities to offer the industry credit related alternatives within our product lines.

The efforts to properly expand the branding of NYMEX continue on an international level and represent future challenges and opportunities that the entire membership will benefit from.

I would be remiss if I did not mention my gratitude to our outgoing Chairman, Vincent Viola. It has been a privilege to serve with him. Chairman Viola is a very dynamic, energetic and eloquent statesman who amongst his many accomplishments did one thing in particular worth reiterating. This accomplishment was to unify all the board members to work side-by-side as business leaders with common goals and to depoliticize the core management structure. This achievement has laid the groundwork for the board to Continue functioning under the guidance of our new Chairman with this sound philosophy towards meeting the challenges of the future.

I am committed to standing up to the challenges and issues that face NYMEX, with diligence and integrity and thank you for your continued support.

Communication is one of the key ingredients to achieving successful outcomes to issues. Therefore, I will continue to reach out to the entire membership with an open dialogue. I can be reached at my office (212) 778-8120, or by email to sforman@nymerc.com if you have any concerns that need addressing.

Once again, thank you for your continued support.

---------------
I, Stephen L. Forman am the beneficial owner of one share of common stock of NYMEX Holdings, Inc. and one Class A membership in New York Mercantile Exchange, Inc., pursuant to an ABC Agreement with Prudential Financial Derivatives, LLC.

A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings, Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be Obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of (Corporate Governance of NYMEX Holdings.

                                 Richard Saitta
                                  Equity Owner

         Richard Saitta has been a member of NYMEX since 1976 and began his career as a floor broker working for a large commission house. In 1983 he created Star Futures Corp, an independent floor brokerage operation. He served on the Board of Directors of the exchange in the floor broker category from 1983 until 2003. During his 27 years on the trading floor he served on many of the exchange committees and in recent years was chairman of the Arbitration, By-Laws, Compliance Review, Floor and Settlement committees. He purchased his NYMEX membership in 1982 and also owns a membership on the COMEX.

         Richard has always been a believer in NYMEX and in its future. During his earlier years on the exchange board, he created the Settlement committee, rewrote the exchange rules for the Arbitration committee and appointed public members to that committee for the first time. He was involved in the merger with the COMEX Exchange, and participated actively in the move to our new facility. He was involved with the exchange changing it charter to a "for-profit corporation" and during his last term on the board, he was involved with initiatives such as Clearport, the creation of the E-Mini contract and the implementation of the new Electricity contract on the trading floor. After retiring from his floor brokerage business in April of 2003, he stayed close to the issues by remaining active on both the Equity Owner Advisory and the Compliance Review committees.

         Richard and his wife Vivian have been married for 32 years and are proud that both their sons, Richard Jr. and John-Paul are now working on the NYMEX trading floor.

         I, RICHARD SAITTA AM THE BENEFICIAL OWNER OF 1 SHARE OF COMMON STOCK OF NYMEX HOLDINGS, INC. AND 1 CLASS A MEMBERSHIP IN NEW YORK MERCANTILE EXCHANGE, INC.

         A PROXY STATEMENT CONTAINING IMPORTANT INFORMATION ABOUT THE ELECTION OF DIRECTORS OF NYMEX HOLDINGS, INC. AND OTHER MATTERS WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO THE STOCKHOLDERS OF NYMEX HOLDINGS' ANNUAL MEETING OF STOCKHOLDERS SCHEDULED FOR MARCH 16,2004, YOU ARE ENCOURAGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE. WHEN IT IS FILED WITH THE SEC, THE PROXY STATEMENT, AS WELL AS ALL OF NYMEX HOLDINGS' SEC FILLINGS, CAN BE OBTAINED FREE OF CHARGE FROM THE SEC'S WEBSITE AT WWW.SEC.GOV. COPIES MAY ALSO BE OBTAINED FREE OF CHARGE FROM THE OFFICE OF CORPORATE GOVERNANCE OF NYMEX HOLDINGS.

                                 RICHARD SAITTA
                                  Equity Owner

Dear Fellow Shareholder,

         As I seek election to the board of directors of the New York Mercantile Exchange, I ask for your support. I have been a member of the exchange since 1976 and served on the Board of Directors in the Floor Broker category from 1983 thru 2003. I began my career as a floor broker for a large commission house, and in 1983, co-founded an independent floor brokerage firm, Star Futures Corp. I retired from my floor brokerage business in April of 2003 and became an equity owner.

         While serving on the Board of Directors I witnessed, first hand the amazing growth of NYMEX and its contracts. This was a direct result of hard work, long hours and dedication on the part of members who truly believed in the exchange. I was involved with all the issues that we faced including floor, regulatory, clearing and the development of new products. I served on many committees and also served as chairman of the Arbitration, By Laws, Compliance Review, Facilities, Floor and Settlement committees. In the past year I have remained close to some important issues by working closely with Vincent Viola and with some of the Board Members. I also served as a member of the Equity Owners Advisory and the Compliance Review committees.

         I know that my 27 years of experience and involvement with exchange issues makes me the strongest link between the equity owners and the trading community. I have always been a strong supporter of the open outcry system, and I am aware of its strengths, its weaknesses and the problems that we are faced with. I know that it takes teamwork to get things accomplished and I know how to build those teams. I am sure we agree, that in order for the exchange to prosper, each category of Member must have the opportunity to be profitable.

         If elected, I will be as dedicated to the exchange and its shareholders as I always have been and I will remain physically available for whatever time it takes to effectively achieve our goals. Thank you for your support in the past and for your consideration in this election.

                                        Sincerely,

                                        /s/ Richard Saitta
                                        Richard Saitta

         I, Richard Saitta am the beneficial owner of 1 share of common stock of NYMEX Holdings, Inc. and 1 Class A membership in New York Mercantile Exchange, Inc.

         A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16,2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC fillings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

                                  Daniel Dicker
                                 Local Category
                                 20 Ascot Ridge
                              Great Neck, NY 11021

Fellow Shareholders,

More than three years ago, I began work to bring a viable Electricity contract to our exchange. I saw a unique opportunity, worked closely with our clients to get the details right and invested hundreds of hours on every facet to bring the product to launch in April and shepherd it throughout last year. Now, only 10 months later, the market has confirmed my efforts - PJM open interest has ballooned to over 25 thousand contracts and it already earns the exchange over $3 million dollars a year, a figure I predict will increase ten-fold over the next two years. We've established ourselves as the innovative leader in Power trading, surely the next boom commodity market.

Seats currently trade around $1.5 million dollars. What part of that equity can be attributed to our new presence in Power? $100,000? $200,000? When I measure the potential of trading, brokerage and clearing of PJM and other satellite Power contracts, I think these may, in fact, be conservative estimates. And it's not just in seat values where this new contract will have such a major impact. The clearing potential is limitless. We've created another enormous brokerage opportunity. We've given ourselves an inexpensive venue to school a new generation of locals in the art of trading the floor. In short, we've given ourselves the vehicle to ride into the next decade, and beyond.

When choosing someone to sit on the Board of Directors at any corporation, including NYMEX, the questions should be obvious: Who will fight to protect and grow our investments, increase profitability, find and develop opportunity and work to deliver the successful products? With PJM I've shown that I have the vision and the work ethic to get it done. And as your board member, I'll be much better equipped to continue to do that, and continue to add value to our exchange.

Sincerely,

Daniel Dicker
(DANO)

I, Daniel Dicker am the beneficial owner of 2 shares of common stock of NYMEX Holdings, Inc. and 2 Class A memberships in New York Mercantile Exchange, Inc.

A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16,2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

Dear NYMEX Shareholders,

         With more than twenty years of business experience and ten years of beneficial committee service at the New York Mercantile Exchange, I am honored to have the opportunity to run for a board seat as your local representative.

         I began my career as a clerk for Dean Witter Reynolds, rising to vice president in charge of energy trading on the floor. During many years of executing business in the ring, I learned to speak and listen to both customers and colleagues. My livelihood, which was, and is, the sole support of my family, depended upon my ability to read people and the market. When I realized my dream of becoming an owner, I counted my blessings and began to give back.

         Through my long-term service on a variety of Exchange committees, I have been able to translate my knowledge and experience into tangible accomplishments. My fair-mindedness and equal treatment of all in the Exchange community has been demonstrated through eight years of service on the arbitration committee. As a ten-plus year member of the facility committee, I am one of those responsible for managing booth allocations, phone service, time recording devices, space allocations and building security measures, among others, that are required to keep the building and trading floor environments running smoothly. Concurrently, I serve on the finance committee to initiate cost reduction measures, maximize owner profits and ensure accountability.

         As a result of my contributions, I was the only non-board member appointed to the project management committee. There, I helped supervise the loan process and construction of our beautiful new building - the single largest physical and financial project in Exchange history. Our new facility has provided us with sufficient space to conduct business, introduce new products and increase revenues. It has also given us the opportunity to increase our competitiveness, enhance our environment and provide a home for our commodity brothers, the New York Board of Trade. Not only has this arrangement increased our bottom line, it has added to the vitality and cohesiveness of the downtown investment community. This major undertaking has positively affected both our quality of life and revenue stream.

         Together, we have built an Exchange that is robust and respected. Through forward-thinking ideas like the ClearPort(SM) technology network, we are well-positioned to move forward globally to maximize our potential, increase market share, improve efficiencies and reward our shareholders. Advancements like these will enable us to grow our participation in various world marketplaces while keeping the competitiveness of the open outcry system alive and healthy in the pits.

         I am committed to maintaining the energy that is the embodiment of the Exchange and offer my voluntary committee service record as testimony to my dedication and integrity. I ask for your vote, and support as your local board member, to increase my service to the New York Mercantile Exchange and its shareholders.

                                          Sincerely,

                                          /s/ Michael McCallion
                                          Michael McCallion
                     Director - Commodities Floor Brokers & Traders Assocation

I, Michael McCallion, am the beneficial owner of 1 share of common stock of NYMEX Holdings, Inc.
and 1 Class A membership in New York Mercantile Exchange, Inc.
A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available.
When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

                                MICHAEL MCCALLION

         Michael McCallion has worked his way up through the Exchange, beginning as a clerk and rising to vice president at Dean Witter Reynolds. He attributes his success as a floor broker for a futures commission merchant to self-discipline, diligence and an ability to create order from chaos, skills that were first honed during his years of service in the United States Armed Forces. His commitment to getting the job done is apparent on the floor, as well as in the beneficial relationships he has developed with clients over the years. Mr. McCallion's experience as a problem-solver and go-to-guy is evidenced by his service on eight Exchange committees and as a director of the Commodities Floor Brokers and Traders Association. These attributes make him an ideal candidate to assume the position of local representative on the NYMEX Board of Directors.

         The realization of his dream of purchasing a seat was the catalyst for his active participation in Exchange committees and a logical stepping stone to his immediate pursuit of becoming a Board member. Mr. McCallion's contributions to the project management, facilities, finance, membership, arbitration, food service, health club and benefit committees, as well as his familiarity with the inner workings of the Exchange, are a testament to his leadership ability.

         In fact, Mr. McCallion was the only non-board member to serve on the project management committee, hand-selected to help oversee the grant process, financing and construction of the new building - the largest physical and financial undertaking in Exchange history.

         "Accountability and adherence to the bottom line have been my goals as a finance committee member," says Mr. McCallion. "Our recent dividend is a direct result of these efforts." Toward this end, he is currently working on creating a more efficient distribution of profits for shareholders.

         Mr. McCallion believes that the opportunity for newcomers to move and grow within the Exchange, as he has, is a direct result of the open outcry system. "It is imperative that we retain the ability to walk into the pits on a daily basis," he states, "although we owe it to ourselves to continue exploring available technological opportunities that will enable us to more effectively capture global market share."

         "We have the opportunity to capitalize on our past successes by seeking new avenues to grow our business," he says. "Our new ClearPort(SM) system is an example of technology that allows us to expand our scope of business and opportunity. Our goal is to seize the future while retaining the solid reputation that defines the Exchange."

         Mr. McCallion has proved his allegiance during the past 23 years by voluntarily serving its membership. His contributions are evident in not only the way the Exchange has evolved, but through its current positive climate. His personal dedication and integrity qualifies him to speak with a unified voice on behalf of the membership.

         "It's inconceivable to me to not give back to the profession and membership that changed my life," Mr. McCallion says. "I am honored to have earned the chance to increase my commitment to the Exchange by serving as the local board member."

I, Michael McCallion, am the beneficial owner of 1 share of common stock of NYMEX Holdings, Inc.
and 1 Class A membership in New York Mercantile Exchange, Inc.
A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16,2004. You are encouraged to read the proxy statement when it becomes available.
When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

         Good afternoon. My name is Michael McCallion and I am pleased to be here today. I came to Commodities 23 years ago as a Comex clerk for Dean Witter, rising to vice president of energy trading on the floor of the New York Mercantile Exchange. As a NYMEX local for the past 13 years, I have traded solely for my own account to meet the needs of my family. Being a local has been, and continues to be, a large part of my business focus. However, my ability to view the opportunities and challenges of the Exchange is a direct result of the education I received through active participation on eight Exchange committees. In running for the local seat, I offer my business and committee experience, my integrity and a wholehearted commitment to help move us forward to secure increased profitability, a dominant global position and extended shareholder value.

         Those of you who know me know that I always complete what I set out to do. It was only a few short years ago when we moved from elbowing our way in the pit at Four World Trade to our current position as an international energy powerhouse at our state-of-the-art facility here at North End Avenue. Our foresight in planning this space has enabled us to control our own destiny.

         We were able to ensure a rapid resumption in the flow of business in the aftermath of September 11th, and are currently enjoying the flow of revenue as landlords. Yet there is more work to be done. My motivation in acquiring the local seat is simple: What is in the best interest of the Exchange is in our best interest.

         I am proud to have been an integral member of the physical and financial transformation of the Exchange and look forward to continuing, with your vote, to increase NYMEX's profitability, visibility and market share. Toward this end, I am anxious to embrace initiatives that will add value to your membership.

         First, we must continue to nurture the liquidity and transparency of the open outcry system as the base for all future growth of the Exchange. It is our most valuable commodity. Second, we should enhance seat value by making each trading right fully portable to ameliorate our ownership positions. Next, in order to remain competitive, we must maintain a level playing field that affords equal access to various sectors of the community in order to foster healthy competition. Lastly, we must continue to market the ClearPort system as an avenue of growth while simultaneously introducing new and various products.

         My experience in successfully working with the different members of the Executive Committee as well as serving as a director for the Commodities Floor Brokers and Traders Association and being the only non-Board member appointed to the project management committee for this facility underscores my ability to get the job done. You have my goals and my promise.

         I am eager to continue my service to my fellow shareholders and the New York Mercantile Exchange. Together, we have built a business that is robust and respected. I welcome your vote for local board member so I may continue to build upon NYMEX's strong foundation and to cement our leadership position and future earnings.

I, Michael McCallion, am the beneficial owner of 1 share of common stock of NYMEX Holdings, Inc. and 1 Class A membership in New York Mercantile Exchange, Inc.

A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

[PHOTO OF BRUCE FEIN-BRU]

I, Bruce Fein, am the beneficial owner of one share of common stock of NYMEX Holdings, Inc. and one Class A membership in New York Mercantile Exchange, Inc.

A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

BRUCE FEIN-BRU
EQUITY HOLDER CANDIDATE 2004

Bruce Fein started his commodity career right out of college in 1977, after receiving a BA in Economics from the State University of New York at Stony Brook. His 19-year career spanned the most exciting and dynamic period in commodity history.

Bruce started working for Shearson on the NYMEX in potatoes, only to experience the infamous potato default. It was then that the metals started their enormous rally due to a period of exceptional inflation. Working diligently during this busy and exciting time, Shearson made him a broker on the COMEX in 1980, when the exchange started trading financial instruments. It was a challenge to develop new business there. Fortunately, Bruce worked with a client who did arbitrage between NY and Chicago and in a short time he traded the most contracts than any other company.

In early 1981, Bruce became a broker on the NYMEX, working for NIVEL Commodities, an independent floor brokerage company, trading heating oil. One year later Bruce purchased a NYMEX seat. By 1982, NIVEL Commodities became one of the largest privately owned floor brokerage companies, having Premier Man, an FCM, as a main client and Bruce servicing them. In 1985 Bruce was hired to be Premier Man's first floor broker. The company grew by leaps and bounds, paralleling the burgeoning oil markets. Then three years later, Bruce took the plunge and became a local, solely trading his own account, an exciting and successful endeavor lasting eight years. During his career, Bruce actively served on the Membership Committee and the Broker Training Committee.

In 1996, at the age of 40, Bruce decided to explore other entrepreneurial endeavors. Having numerous contacts in the entertainment field and lecture circuit, he formed a speaker's bureau. This proved so successful, Bruce decided to expand and approach the corporate world, which led to the creation of Intentional Development, a change management firm. His firm helps small to mid-size companies reorganize for better productivity and profitability. He also specializes in the area of meeting facilitation and corporate retreats. Bruce has been enjoying this career for the last eight years, aiding such companies as Avaya Communication, Chase Manhattan Bank, National Car Rental, Big Brothers, Big Sisters, Barnes & Noble and Fairleigh Dickinson University to name a few. For further details of his company, Intentional Development, feel free to visit his website: www.IntentionalDevelopment.com

Bruce has been happily married for 23 years and resides in Livingston, New Jersey with his wife Susan, and three wonderful children, Lindsey-20, Jared-18 and Chase-17. He has served on the Board of Trustees of Temple B'nai Abraham, acted as President of the TBA Men's Club, and is currently Chairman of the Adult Education Committee. He headed the 75th Anniversary Committee of Boy Scout Troop 12, highlighting such esteemed guests as Governor Thomas Kean.

Bruce looks forward to speaking and meeting with many of you in the next couple of weeks and hopes you consider the sincerity of his desire to be of service to you and the Exchange. Please feel free to e-mail him:
bruce@intentionaldevelopment.com or call him at work-(973) 992-1884. cell-(973) 632-4638.

                    70 South Orange Avenue, Suite 109,Livingston, NJ 07039 (973) 992-1884 - bruce@intentionaldevelopment.com - www.intentionaldevelopment.com

[PHOTO OF BRUCE FEIN-BRU]

I, Bruce Fein, am the beneficial owner of one share of common stock of NYMEX Holdings, Inc. and one Class A membership in New York Mercantile Exchange, Inc.

A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

BRUCE FEIN (BRU)
EQUITY HOLDER REPRESENTATIVE CANDIDATE 2004

Dear Fellow Shareholders,

         I have been nominated for the Board of Directors in the equity holders category. I have been a member of NYMEX trading the oil markets from 1981 to 1996. During that time I served on the Broker Training Committee, taught Technical Analysis classes to new brokers, and served on the Membership Committee as well. I worked for Sheafson, NIVEL Commodities and EDF Man for a combined ten years, becoming a local on the Exchange for the next nine years.

         I am the Founder and President of Intentional Development, a Change Management firm located in Livingston, New Jersey. Our firm helps small to mid-size company reorganize for better productivity. We also specialize in the area of meeting facilitation and corporate retreats, utilizing the organic and collaborative system called Open Space. I have been enjoying this career for the last eight years, aiding such companies as Avaya Communication, Chase Manhattan Bank, National Car Rental, Big Brothers, Big Sisters, Barnes & Noble and Fairleigh Dickinson University to name a few. I encourage you to visit my website at: www.IntentionalDevelopment.com.

         Combining my extensive experience as a NYMEX Commodities Broker with my business acumen in the corporate world, I bring a wealth of knowledge back to the Exchange with definite ideas for continued success. Having been out of the daily trading routine for only eight years, the reality and demands of floor trading remain clear in my mind. At the same time, having been out in the corporate world (while remaining involved as an equity holder), I have a good understanding of the concerns of all parties. One of my primary passions and responsibilities I wish to undertake as your representative would be orchestrating the synthesis of different participants at the NYMEX, namely the Equity Holders, the Floor Brokers, and the Trade, I strongly believe that friction and separation is a descending spiral, leading only to weakness, while collaboration, dialogue, unity of purpose and the vision of a common goal lead to unsurpassed strength, power and positive growth. I envision a higher level of communication between all sides unifying the NYMEX community and I am competent in facilitating that process. I feel there is a gap between the Equity Holders and the Floor Community, which if filled, could lead to solutions of critical issues and new opportunities. This can only strengthen our position for the future, a win-win situation for all participants.

         I look forward to meeting and speaking with many of you in the next couple of weeks and I encourage you to call me at (973) 992-1884 or email me at bruce@intentionaldevelopment.com at any time with any questions or comments you may have. I welcome whatever suggestions or "hot topic" issues you wish to bring to my attention. I am excited with the opportunity this election affords me and have great energy, ideas and enthusiasm to offer at your disposal. Use me!

Sincerely,

Bruce Fein - BRU

                                             99 Falcon Road,Livingston, NJ 07039
                (973) 992-1884 - intdev@aol.com - www.intentionaldevelopment.com

E-MAILS FOR BRUCE FEIN

Dear Fellow Shareholders,

My name is Bruce Fein - BRU, and a am running for a position on the NYMEX Board under the Equity Holders category. I was a broker on NYMEX from 1981-1996 and traded for three companies: Shearson, NIVEL Commodities, an independent floor brokerage firm, and EDF Man (Premier Man at the time), a FCM. I became a local in 1988 and traded my own account until 1996. During my career I served on the Membership Committee and the Broker Training Committee.

I am therefore well versed in all aspects of the industry and can identify with all factions of the trading floor community. I encourage you to review my cover letter (link) and my biography (link).

In 1996, I formed a speakers bureau and in 1998 it expanded into Intentional Development, a change management firm. My firm helps small to mid-size companies reorganize for improved productivity and profitability. I encourage you to visit my website at: IntentionalDevelopment.com. There you will become more familiar with my expertise as a facilitator and read a great letter of recommendation from AVAYA Communication.

Thank you for your consideration and I look forward to speaking and meeting you. Please feel free to call me at (973) 992-1884 or e-mail me at bruce@intentionaldevelopment.com.

Yours truly,
Bruce Fein - BRU

I, Bruce Fein, am the beneficial owner of one share of common stock of NYMEX Holdings, Inc. and one Class A membership in New York Mercantile Exchange, Inc.

A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

E-MAILS FOR BRUCE FEIN

Dear Fellow Shareholders,

Bruce Fein - BRU, Equity Holder candidate.

One of my primary passions and responsibilities I wish to undertake as your representative would be to bring together different players at the NYMEX, namely the Equity Holders, the Floor Brokers, the FCMs and the Trade.

I strongly believe that collaboration, dialogue, unity of purpose and the vision of a common goal lead to unsurpassed strength, power and positive growth. I envision a higher level of communication between all sides unifying the NYMEX community strengthening our position for the future, a win-win situation for all participants.

I feel there is a gap between the Equity Holders and the Floor Community, which if filled, could lead to solutions of critical issues and new opportunities. I believe I am competent in facilitating that process.

To start this process today, right now, I invite you to e-mail me with any critical issues and new opportunities you are passionate about. They can be expressed in one word, one phrase or one page. Please note that there is only one caveat: YOU MUST BE PASSIONATE ABOUT YOUR TOPIC AND WILLING TO TAKE RESPONSIBILITY FOR IT, SOME TIME IN THE NEAR FUTURE. There is no room for passion without responsibility. I truly advocate that passion and responsibility go hand in hand for true progress to take place.

I look forward to your e-mails. Together, we can make a difference.

Yours Truly,

Bruce Fein - BRU: Equity Holder Candidate

         I, Brace Fein, am the beneficial owner of one share of common stock of NYMEX Holdings, Inc. and one Class A membership in New York Mercantile Exchange, Inc.

         A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

HAND OUT CARDS FOR BRUCE FEIN:

         - A true test of a leader is his/her ability to listen and include.

                  To be your representative I want to hear from you.

                  Please e-mail me with any issues and opportunities you may have to improve and strengthen our Exchange.

                  Bruce Fein - BRU
                  bruce@intentionaldevelopment.com

I, Bruce Fein, am the beneficial owner of one share of common stock of NYMEX Holdings, Inc. and one Class A membership in New York Mercantile Exchange, Inc.

A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

HAND OUT CARDS FOR BRUCE FEIN:

         - You are invited to participate in an Open Space Meeting on Tuesday, March 9th at 3:45pm, to discuss current issues concerning the Exchange, the member community and to suggest ideas and opportunities for our future.

                  Bruce Fein - BRU
                  bruce@intentionaldevelopment.com.

         I, Bruce Fein, am the beneficial owner of one share of common stock of NYMEX Holdings, Inc. and one Class A membership in New York Mercantile Exchange, Inc.

         A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement, as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

BRUCE FEIN EQUITY HOLDER, NYMEX ELECTION SPEECH:
(973)992-1884

Intro:

Running under the Eq. H category
Nymex floor broker from 1981-1996 - Shearson, NIVEL, Man, and local. Served on the Membership and Broker Training committees.
Active on the eq holders committee

Pres. of ID- Change Management firm helping sm-mid co reorganize and realign. Specializing in meeting facilitation and corp retreats

What do I see for the future of the exchange?
Big picture- ICE, SolidifyingWorldwide connections and exchange floors, advancement in tech., IPO
Internal picture- creating a cohesive NYMEX community centered in collaboration and connection to improve towards common goals that would benefit all.

What can I bring to the table?
Business acumen before and since 1996.

         Successful broker affiliated with successful cos.
         Management consulting with a variety of cos and orgs
         Mtg and group faciliation- collaboration and inclusion. Mention cos. Charitable org- BBBS, TBA- served on bd, MC Pres. 4 million addition, 75th anniv. Troop 12

What makes me diff than other candidate?

         Asking to hear from you, wanting to be your voice as well as mine. Your rep

What are your immediate benefits for voting for me?

         Facilitating an Open Space mtg on Tuesday, March 9th at 3:45-6:30pm On the issues of greatest concerns
         Sponsored & represented by all parts of the NYMEX community, FCM, Fl brkr, trade, locals, eq. H.

Reiterate:

         Continue to strengthen the exchange on the outside as well as inside. I don't see the IPO as a time to cash out but another springboard to even more exponential growth and success. We are entering a third major octave, one even stronger than the first two.

         1. potato-oil, 2. 911 & reaffirmation of industry leader, 3. Worldwide connection and physical presence coupled with a stronger more unified NYMEX community.

         I, Bruce Fein, am the beneficial owner of one share of common stock of NYMEX Holdings, Inc. and one Class A membership in New York Mercantile Exchange, Inc.

         A proxy statement containing important information about the election of directors of NYMEX Holdings, Inc. and other matters will be filed with the Securities and Exchange Commission and mailed to the stockholders of NYMEX Holdings prior to NYMEX Holdings' Annual Meeting of Stockholders scheduled for March 16, 2004. You are encouraged to read the proxy statement when it becomes available. When it is filed with the SEC, the proxy statement; as well as all of NYMEX Holdings' SEC filings, can be obtained free of charge from the SEC's website at www.sec.gov. Copies may also be obtained free of charge from the Office of Corporate Governance of NYMEX Holdings.

HARVEY GRALLA/ABBA
1369 East 21 Street
Brooklyn, N.Y. 11210


                                                                 NYMEX ELECTIONS